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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-80817.

/s/  Arthur Andersen LLP
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Minneapolis, Minnesota
April 2, 2001

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